Exhibit 10.1
                                                                   ------------


                        RELEASE AND SETTLEMENT AGREEMENT
                        --------------------------------

         This Release and Settlement Agreement (the "Agreement") is entered into by and among Childs & Childs Granite Co., Inc. and Mize Acquisition, Inc. (collectively referred to herein as "Borrower" or "Childs"), Rock of Ages Corporation ("Lender") and Rock of Ages Memorials, Inc. ("ROAM") (collectively Borrower, Lender and ROAM are referred to herein as the "Parties") as of January 26, 2005 (the "Effective Date").

         WHEREAS, Borrower and Lender entered into that certain Purchase and Sale Agreement with an effective date of October 22, 2001, whereby, inter alia, Borrower agreed to purchase certain real property, equipment and business of Lender (the "Purchase Agreement");

         WHEREAS, on or about October 26, 2001, Lender, ROAM and Borrower entered into a Supply Agreement whereby, inter alia, Borrower agreed to supply ROAM with its requirements for monuments that it purchases in Elberton, Georgia for a term of five (5) years at the prices set forth therein;

         WHEREAS, in connection with the Purchase Agreement, Borrower executed that certain Note to Lender dated October 26, 2001 in the original principal amount of $800,000.00 (the "Note");

         WHEREAS, the Note is secured by that certain Deed to Secure Debt with Power of Sale dated October 26, 2001 executed by Borrower, conveying a security interest to Lender in certain real property more particularly described therein (the "Property"), recorded at Deed Book 361, Page 539, et seq. public records of Elbert County, Georgia (the "Security Deed");

         WHEREAS, the Note is further secured by that Security Agreement dated October 26, 2001 encumbering Borrower's, inter alia, inventory, equipment and general intangibles and all proceeds thereof (the "Collateral");

         WHEREAS, the Note is further secured by those certain UCC Financing Statements Nos. 4123 and 052-2004-300 as continued, modified and amended (the "UCCs");

         WHEREAS, the Note, Security Deed, Security Agreement, UCCs all other written loan documents executed in connection therewith, together with any written renewals, modifications and/or extensions thereof are collectively referred to as the "Loan Documents" and the Loan Documents, Purchase Agreement and Supply Agreement and all other written documents executed in connection therewith are collectively referred to herein as the "Sale Documents";

         WHEREAS, the Note referenced above is in default by virtue of non-payment when due, is fully accelerated and due and payable and remains unpaid as of this date;

         WHEREAS, due to Borrower's default on the Note, Lender is advertising for a foreclosure sale of the Property scheduled to occur on February 1, 2005;

         WHEREAS, Borrower has threatened to file a Petition for Injunctive Relief and to Compel Arbitration which, inter alia, contests Lender's right to foreclose under the Security Deed and asserts that certain disputes exist between the Parties under the Supply Agreement. Lender and ROAM deny that there is any dispute related to Lender's right to foreclose on the Property and deny all of Borrower's allegations related to the Supply Agreement;

         WHEREAS, the Parties intend to settle and compromise all disputed claims between them relating to the foregoing; and

         NOW, THEREFORE, for and in consideration of the promises, obligations and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.       TERMS
         -----

         1.1. On or before January 31, 2005, Borrower agrees to pay Lender in good funds via certified check or wire transfer the total sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00) (the "Note Payment").

         1.2. On the Effective Date, as further payment on the Note, Borrower shall issue a product credit to Lender and/or ROAM for any product manufactured or sold by Borrower (the "Product") worth up to $100,000 (the "Credit") against Borrower's ordinary and standard list prices, which may be used by Lender and/or ROAM to purchase Product from time to time and at any time during a period of four (4) years from the date of execution of this Agreement (the "Credit Term") by receipt of a 15% discount on Borrower's ordinary and standard list prices on up to $666,667 of Product purchased by Lender and/or ROAM during the Credit Term (the "Discount"). Borrower agrees that its prices on Product during the Credit Term shall be comparable to prevailing prices by other manufacturers of similar product in the Elberton, Georgia area. The Note Payment, Credit and Discount are collectively referred to herein as the "Settlement Obligations". Borrower agrees to provide Lender with any and all documents necessary to acknowledge the Credit and Discount in Borrower's ordering, invoicing or other business records.

         1.3. Upon timely payment of the Note Payment, Lender agrees to cancel the Note and return the original Note to Borrower marked "Paid in Full," and to release the Security Deed and any other security interests held by Lender in connection with the Note.

2.       RELEASES; LIMITATIONS THERETO
         -----------------------------

         2.1. Upon the Effective Date of this Agreement, Borrower and its past, present and future predecessors, successors, assigns, officers, managers, directors, officers, shareholders, employees, agents, attorneys, legal representatives, servants, insurers, parent corporations, subsidiaries and affiliates hereby RELEASE Lender and ROAM, their predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, legal representatives, representatives, parent corporations, subsidiaries, and affiliates (collectively referred to as "Affiliates"), jointly and severally, from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions and causes of action of any nature whatsoever, including without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity (including without limitation, claims of fraud, breach of contract, tort, duress, mistake, tortious interference, usury, or control), whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, for or because of or as a result of any act, omission, communication, transaction, occurrence, representation, promise, damage, breach of contract, fraud, violation of any statute or law, commission of any tort, or any other matter whatsoever or thing done, omitted or suffered to be done by the Lender, ROAM, or any of their respective Affiliates, which has occurred in whole or in part, or was initiated at any time from the beginning of time up to and immediately preceding the moment of the last parties' execution of this Agreement.

         2.2.     Upon timely payment of the Note Payment provided in Section
                  1.1 above, Lender and ROAM, and each of their past, present and future, successors, assigns, officers, managers, directors, officers, shareholders, employees, agents, attorneys, legal representatives, representatives, servants, insurers, parent corporations, subsidiaries, and affiliates hereby RELEASE Borrower and its past, present and future, successors, assigns, officers, managers, directors, officers, shareholders, employees, agents, attorneys, legal representatives, representatives, servants, insurers, parent corporations, subsidiaries, and affiliates (collectively referred to as "Affiliates"), jointly and severally, from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits contracts, obligations, liabilities, accounts, offsets, rights, actions and causes of action of any nature whatsoever, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted for or because of or as a result of any act, omission, communication, transaction, occurrence, representation, promise, damage, breach of contract, fraud, violation of any statute or law, commission of any tort, or any other matter whatsoever or thing done, omitted or suffered to be done by the Borrower or any of its respective Affiliates, which has occurred in whole or in part, or was initiated at any time from the beginning of time up to and immediately preceding the moment of the last parties' execution of this Agreement.

         2.3. The above releases do not extend to the performance and payment obligations of the Parties stated in this Agreement, which are specifically reserved.

3.       ACKNOWLEDGMENT OF DEFAULT UNDER NOTE AND AMOUNTS DUE
         ----------------------------------------------------

         Lender and Borrower acknowledge that, prior to giving effect to the payments specified in this Agreement, the outstanding unpaid balance of the Note (including outstanding principal and accrued, unpaid interest) as of January 24, 2005 is $807,846.00, of which $800,00.00 represents outstanding principal and $7846.00 represents accrued unpaid interest. The Note has been accelerated and is now due and payable in full without offset or defense and no other notice or cure rights are available to Borrower. Borrower waives any and all rights to other notice of payment default or any other default, protest and notice of protest, cure, dishonor, diligence in collecting and the bringing of suit or arbitration proceeding against any party, notice of intention to accelerate, notice of acceleration, demand for payment and any other notices whatsoever regarding the Note or the other Loan Documents, and further waives any claims that any notices previously given are insufficient for any reason.

4.       DEFAULT AND REMEDIES
         --------------------

         4.1.   The following shall constitute an Event of Default under this
                Agreement:

         (a) Borrower fails to timely and completely perform any of the Settlement Obligations set forth in this Agreement;

         (b) Borrower files a petition for bankruptcy under any chapter of the Federal Bankruptcy Code or takes advantage of any other debtor relief law or an involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code is filed against Borrower or any other judicial action is taken with respect to Borrower by any creditor;

         (c) An Event of Default occurs under the Loan Documents, other than those which have been specifically modified hereby;

         (d) Lender discovers that any representation or warranty made herein by Borrower was or is untrue, incorrect or misleading in any material respect;

         (e) Borrower breaches or defaults in the performance of any covenant or agreement contained in this Agreement.

         4.2 Upon the occurrence of an Event of Default, Lender may pursue any legal or equitable remedies available by law to Lender, without notice or cure rights.

         4.3    Upon timely payment of the Note Payment pursuant to section
                1.1 above, Lender and ROAM shall have no further right to pursue any claim against Borrower pursuant to the Note, and the only basis for a claim hereunder by Lender against Borrower shall be based upon Borrower's supply obligations set forth in section 1.2 hereof.

5.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         5.1 The Parties acknowledge, represent, warrant and confirm the following:

                5.1.1 The Parties have carefully read and understand the effect of this Agreement. The Parties have had the assistance or the opportunity to seek the assistance of separate legal counsel in carefully reviewing, discussing and considering all terms of this Agreement.

                5.1.2 The Parties execution of this Agreement is not based upon their reliance upon any representation, understanding or agreement not expressly set forth herein. The Parties have not made any representations to each other not expressly set forth herein.

                5.1.3 The Parties execute this Agreement as their own free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of each other or any other party.

                5.1.4 This Agreement and the Sale Documents constitute the entire agreement between the parties hereto. This Agreement embodies the entire agreement with respect to the respective rights, obligations and liabilities of the Parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof.

                5.1.5 The Parties are the sole owner of the claims or causes of action being released herein and the Parties have not conveyed or assigned any interest in any such claims or causes of action to any person or entity not a party hereto.

                5.1.6 The Parties have full and complete authorization and power to execute this Agreement in the capacity herein stated and this Agreement is a valid, binding and enforceable obligation of the Parties and does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against the Parties.

6.       ATTORNEY FEES
         -------------

         In the event that Borrower breaches this Agreement and the enforcement of this Agreement or recovery of damages for breach hereof is obtained by law or legal proceedings through an attorney at law, all costs of collection or enforcement, including reasonable attorneys' fees, shall be paid by the Borrower to Lender.

7.       FURTHER ASSURANCES
         ------------------

         Each party hereby agrees to take such other further actions and to execute such other documentation as may be reasonably required to carry out the intent and purposes of this Agreement.

8.       INVALIDITY
         ----------

         If any portion of this Agreement is determined to be invalid or unenforceable such invalid portion will be severed from this Agreement and the remainder of this Agreement will remain in full force and effect.

9.       COUNTERPARTS
         ------------

         This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and all of which taken together will constitute one and the same written agreement, which will be binding and effective as to all parties.

10.      CONSTRUCTION OF AGREEMENT
         -------------------------

         Each party acknowledges that it has had the opportunity to negotiate modifications to the language of this Agreement. Accordingly, each party agrees that in any dispute regarding the interpretation or construction of this Agreement, no presumption will operate in favor of or against any party hereto by virtue of its role in drafting or not drafting the terms and conditions set forth herein.

         10.1 This Agreement shall be binding upon each of the parties hereto, and upon their respective heirs, successors, and assigns, and shall inure to the benefit of each of the parties hereto, and their respective heirs, successors, and assigns.

         10.2 This Agreement is entered into in the State of Georgia, and the interpretation, construction, and enforcement of the terms of this Agreement shall be governed by the law of Georgia and Federal law, as applicable.

         10.3 Each person executing this Agreement on behalf of a corporation warrants and represents that he has been fully authorized to execute this Agreement on behalf of such corporation and that such corporation is bound by the signature of such representative.

11.      ENTIRE UNDERSTANDING
         --------------------

         This Agreement contains the entire understanding of the parties hereto with respect to its terms. The parties hereby acknowledge that there have been no representations, warranties, covenants or understandings other than those expressly set forth herein. No change, modification or waiver of any of the provisions of this Agreement will be binding unless signed by the party against whom the same is sought to be enforced.

         IN WITNESS WHEREOF the undersigned have executed this Agreement under seal on the ___ day of January, 2005.



Sworn to and subscribed before me              CHILDS & CHILDS GRANITE CO., INC.
this 26th day of January 2005.

                                               By:  /s/ Robert W. Mize III
--------------------------------                    ----------------------------
Notary Public                                       Robert W. Mize III
(NOTARIAL SEAL)
                                               Its: President
My commission expires:____________


Sworn to and subscribed before me              MIZE ACQUISITIONS, INC.
this 26th day of January 2005.

                                               By:      /s/ Robert W. Mize III
--------------------------------                    ----------------------------
Notary Public                                       Robert W. Mize III
(NOTARIAL SEAL)
                                               Its: President
My commission expires:____________


Sworn to and subscribed before me              ROCK OF AGES CORPORATION
this 26th day of January 2005.

______________________________                 By:  /s/ Michael Tule
Notary Public                                      -----------------------------
(NOTARIAL SEAL)                                    Michael Tule

                                               Its:  Vice President/General
My commission expires:____________                   Counsel



Sworn to and subscribed before me              ROCK OF AGES MEMORIALS, INC.
this 26th day of January 2005.


______________________________                 By:   /s/ Michael Tule
Notary Public                                      -----------------------------
(NOTARIAL SEAL)                                    Michael Tule

                                               Its:  Vice President/General
My commission expires:____________                   Counsel




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